Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [  ]
Filed by a party other than the Registrant [X]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Managed High Income Portfolio Inc.
(Name of Registrant as Specified in its Charter)

Caren Cunningham
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[   ] $500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1) Title of each class of securities to which the transaction applies:


	(2) Aggregate number of securities to which transactions applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


	(4) Proposed maximum aggregate value of transaction:


	[   ] Check box if any part of the fee is offset as
 provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1) Amount previously paid:


	(2) Form, schedule or registration statement no.:


	(3) Filing party:


	(4) Date filed:



1 Set forth the amount on which the
 filing fee is calculated and state how it was determined.





                       MANAGED HIGH INCOME PORTFOLIO INC.
                              388 Greenwich Street
                            New York, New York 10013

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 7, 1996

                               ------------------


To the Shareholders of
  Managed High Income Portfolio Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Managed High Income Portfolio Inc. (the "Fund") will be held at the offices of the Fund, 388 Greenwich Street, 26th Floor, New York, New York at 10:00 a.m. on June 7, 1996 for the following purposes:

     1. To elect two (2) Directors of the Fund (Proposal 1).

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund for the fiscal year ending February 28, 1997 (Proposal 2).

     3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

     The close of business on April 8, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

                                           By Order of the Board of Directors,


                                           CHRISTINA T. SYDOR
April 29, 1996                             Secretary



- --------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE
AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
- --------------------------------------------------------------------------------



                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                         Valid Signature
- ------------                                         ---------------
Corporate Accounts
- ------------------
(1) ABC Corp.....................................   ABC Corp.
(2) ABC Corp.....................................   John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer....................   John Doe
(4) ABC Corp. Profit Sharing Plan................   John Doe, Trustee

Trust Accounts
- --------------

(1) ABC Trust....................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78.............................   Jane B. Doe

Custodian or Estate Accounts
- ----------------------------

(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA..............   John B. Smith
(2) Estate of John B. Smith......................   John B. Smith, Jr., Executor





                       MANAGED HIGH INCOME PORTFOLIO INC.
                              388 Greenwich Street
                            New York, New York 10013

                               ------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 7, 1996

                               ------------------
                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Managed High Income Portfolio Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on June 7, 1996, at the offices of the Fund, 388 Greenwich Street, 26th Floor, New York, New York and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers of the Fund and officers and regular employees of: Smith Barney Mutual Funds Management Inc. ("SBMFM"), the Fund's investment adviser and administrator; and First Data Investor Services Group, Inc. (the "Transfer Agent") the Fund's transfer agent. The costs of solici tation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. Accompanying this Proxy Statement is the Annual Report of the Fund, which includes audited financial statements for the fiscal year ended February 29, 1996. This Proxy Statement is first being mailed to shareholders on or about April 29, 1996.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of common stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

     The close of business on April 8, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has one class of common stock,which has a par value of $0.001 per share. On April 8, 1996, there were 41,981,589.04 Shares outstanding. Each shareholder is entitled to one vote for each full Share and a proportionate fraction of a vote for each fractional Share held.

     As of April 8, 1996, Cede & Co., a nominee partnership of Depository Trust Company, held 41,090,772 or 97.87% of the Shares outstanding. Of the Shares held by Cede & Co., Smith Barney Inc., located c/o ADP Proxy Services, 51 Mercedes Way, Edgewood, New York 11717, held 32,477,828 or 77.36% of the Shares.

     As of April 8, 1996, the Fund's officers and Directors beneficially owned less than 1% of the outstanding Shares.

     Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the meeting in person or by proxy by the shareholders of the Fund voting on the matter.

PROPOSAL 1: ELECTION OF DIRECTORS

     The first proposal to be considered at the Meeting is the election of two
(2) of the six (6) Directors (the "Class I Directors") of the Fund for a period of three years or until their successors shall have been elected and qualified. The Class I Directors' terms shall expire in 1999. Each year the term of office of one class of Directors expires.

     Each of the nominees currently serve as a Director of the Fund and has indicated that he will continue to serve if elected, but if either nominee should be unable to serve, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Set forth below are the names of the two nominees for re-election to the Fund's Board of Directors, together with certain other information:



                                                                    Number (and
                                                                   Percentage)of
                                                                    Fund Shares
Name, Age, Principal Occupation and       Serviced As              Beneficially
Other Business Experience During the      a Director               Owned* as of
Past Five Years                              Since        Class    April 8, 1996
- ------------------------------------      -----------     -----    -------------

Dr. Paul Hardin, age 64..................    1993           I         None
  Chancellor Emeritus and Professor of
  Law of the University of North Carolina
  at Chapel Hill; prior to July 1995,
  Chancellor and Professor of Law.


George M. Pavia, age 68.................     1993           I         None
  Senior Partner, Pavia & Harcourt,
  Attorneys.


     The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:

                                                                    Number (and
                                                                   Percentage)of
                                                                    Fund Shares
Name, Age, Principal Occupation and       Serviced As              Beneficially
Other Business Experience During the      a Director               Owned* as of
Past Five Years                              Since        Class    April 8, 1996
- ------------------------------------      -----------     -----    -------------

Paolo M. Cucchi, age 54.................     1993           I          200
  Dean of College of Liberal Arts at                              (less than 1%)
  Drew University.

Andrea Farace, age 40...................     1993           II       528.7851
  President and Director of Trace                                 (less than 1%)
  International Holdings, Inc.; prior to
  December 1994, Executive Vice President
  and Managing Director; prior to March
  1993, Senior Vice President.

Alessandro di Montezemolo, age 77.......     1993           III       None
  Retired; former Chairman of the Board
  of Marsh & McLennan, Inc.; a director
  of OffitBank.

- --------

* For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

                                                                    Number (and
                                                                   Percentage)of
                                                                    Fund Shares
Name, Age, Principal Occupation and       Serviced As              Beneficially
Other Business Experience During the      a Director               Owned* as of
Past Five Years                              Since        Class    April 8, 1996
- ------------------------------------      -----------     -----    -------------

**Heath B. McLendon, age 62.............     1993           III         680
  Managing Director of Smith Barney Inc.,                         (less than 1%)
  Chairman of Smith Barney Strategy
  Advisors, Inc. and President of SBMFM;
  prior to July 1993, Senior Executive
  Vice President of Shearson Lehman
  Brothers Inc., Vice Chairman of Asset
  Management Division of Shearson Lehman
  Brothers Inc.

James Crisona, age 88 (Director emeritus)    1993           ++        None
  Retired; formerly a Justice of the
  Supreme Court of the State of New York.


- --------

** Interested person of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

++   Director emeritus may attend meetings but has no voting rights.


     Section 16(a) of the Exchange Act requires the Fund's officers and directors, and persons who beneficially own more than ten percent of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc., and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended February 29, 1996, all filing requirements applicable to such persons were complied with.

     The names of the principal officers of the Fund, with the exception of Mr. McLendon, are listed in the table below together with certain additional information. Mr. McLendon was first elected Chairman of the Board in 1993. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

                                                 Principal Occupations and Other
                                  Position          Affiliations During the
Name                        (year first elected)        Past Five Years
- ----                        -------------------- -------------------------------

Jessica M. Bibliowicz,         President (1995)  Executive Vice President of
age 36....................                       Smith Barney Inc.; prior to
                                                 1994, Director of Sales and
                                                 Marketing for Prudential
                                                 Mutual Funds.

John C. Bianchi, age 39...     Vice President    Managing Director of SBMFM;
                               and Investment    prior to July 1993, Managing
                               Officer (1993)    Director of Shearson Lehman
                                                 Advisors.

                                                 Principal Occupations and Other
                                  Position          Affiliations During the
Name                        (year first elected)        Past Five Years
- ----                        -------------------- -------------------------------

Lewis E. Daidone, age 38..     Senior Vice       Managing Director of Smith
                               President and     Barney Inc.; Chief Financial
                               Treasurer (1994)  Officer, Director and Senior
                                                 Vice President of SBMFM.


Christina T. Sydor,            Secretary (1994)  Managing Director of Smith
age 45....................                       Barney Inc.; General Counsel
                                                 and Secretary of SBMFM.

     The principal business address of Ms. Sydor, Ms. Bibliowicz, Mr. Daidone and Mr. Bianchi is 388 Greenwich Street, New York, New York 10013. None of the executive officers of the Fund owns any shares of the Fund.

     No officer, director, or employee of the Fund's investment adviser and administrator receives any compensation from the Fund for serving as an officer or director of the Fund. With the exception of Mr. Farace, each of the Directors also serves as a director/trustee or general partner of certain other mutual funds for which Smith Barney serves as distributor. The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser and administrator, a fee of $5,000 per year plus $500 per regular in-person meeting and $100 per telephone meeting. The Fund pays the Director emeritus a fee of $2,500 per year plus $250 per regular in-person meeting and $50 per telephone meeting. The Fund also reimburses each Director's actual out of pocket expenses relating to attendance at meetings. The aggregate compensation paid by the Fund to such Directors during the fiscal year ended February 29, 1996 amounted to $39,050.




                                                 Total        Number of Funds
                                 Total        Compensation    for which Director
Name of                       Compensation      from Fund        Serves within
Person, Position                from Fund       Complex          Fund Complex
- ----------------              ------------    ------------    ------------------


Paolo M. CucchI.............     $7,100         $17,700               2
  Director
Alessandro di Montezemolo...      7,100          17,700               2
  Director
Andrea Farace...............      7,100          7,100                1
  Director
Paul Hardin.................      7,100          68,200              12
  Director
Heath B. McLendon...........       --             --                 41
  Chairman of the Board
George M. Pavia.............      7,100          17,700               2
  Director
James J. Crisona............      3,550          26,400              10
  Director emeritus


     During the fiscal year ended February 29, 1996, the Directors of the Fund met four times. Each Director attended at least 75% of the meetings held during the period they were in office. The Fund's Audit Committee is comprised of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's indepen dent accountants and reviewing all audit as well as nonaudit accounting services performed for the Fund. During the fiscal year ended February 29, 1996, the Audit Committee met once. All of the members of the Audit Committee attended the meeting.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON- INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

     The second proposal to be considered at the Meeting is the ratification of the selection of KPMG Peat Marwick LLP ("KPMG") as the independent public auditors for the Fund for the fiscal year ending February 28, 1997.

     On February 14, 1996, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board voted to appoint KPMG as the Fund's independent auditors for the fiscal year ending February 28, 1997. KPMG also serves as independent auditor for SBMFM, other investment companies associated with SBMFM and for SBMFM's ultimate parent corporation, Travelers Group Inc. ("Travelers"). KPMG has no direct or material indirect financial interest in the Fund, SBMFM, Travelers or any other investment company sponsored by SBMFM or its affiliates.

     Coopers & Lybrand L.L.P. ("Coopers & Lybrand") served as the Fund's independent accountants for the fiscal year ended February 28, 1995. On February 15, 1995, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board voted to appoint KPMG as the Fund's independent accountants for the fiscal year ending February 29, 1996. During the fiscal year ended February 28, 1995, Coopers & Lybrand's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the same period, there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During this period, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K with respect to Coopers & Lybrand.

     If the Fund receives a written request from any stockholder at least five days prior to the meeting stating that the stockholder will be present in person at the meeting and desires to ask questions of the auditor concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the meeting who will respond to appropriate questions and have an opportunity to make a statement.

Required Vote

     Ratification of the selection of KPMG as independent auditors requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON- INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                    SHAREHOLDER'S REQUEST FOR SPECIAL MEETING

     Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Fund. Meetings of shareholders for any other purpose also shall be called by the Chairman of the Board, the President or the Secretary of the Fund when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1997 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than February 16, 1997.





April 29, 1996



     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

MANAGED HIGH INCOME PORTFOLIO INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Managed High Income
Portfolio Inc. (the "Portfolio"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Caren
Cunningham, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Portfolio (the "Meeting") to be held at the offices of the Portfolio, 388 Greenwich Street, 26th
Floor, New York, New York on June 7, 1996 at 10:00 a.m., and any adjournments The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute
(or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. The Board of Directors recommends that the shareholders vote "FOR" both nominees and "FOR" ratification of the selection of KPMG Peat Marwick LLP as independent auditors for the Portfolio. If no direction is made, this proxy will be voted FOR election of nominees as directors and FOR Proposal 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1.  ELECTION OF DIRECTORS
Nominees:	Dr. Paul Hardin, George Pavia
		FOR	WITHHOLD
		[    ]	     [    ]

[    ]
   For all nominees except as noted above.


2.  To ratify the selection of KPMG Peat Marwick LLP as
independent auditors of the Portfolio for the fiscal year ending
February 28, 1997.
	    FOR              AGAINST        ABSTAIN
	    [    ]              [    ]                  [    ]



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [    ]

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature	    Date		Signature	      Date

______________   ____	______________     ____